                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) OCTOBER 1, 1997



                               KOGER EQUITY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
--------------------------------------------------------------------------------
                    (State of incorporation or organization)

              1-9997                                  59-2898045
--------------------------------------------------------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


      3986 BOULEVARD CENTER DRIVE
          JACKSONVILLE, FLORIDA                             32207
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (904) 398-3403
--------------------------------------------------------------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

      During the period from May 15, 1997 through October 1, 1997, Koger Equity, Inc. (the "Company") (i) acquired three office buildings and 5.26 acres of unimproved land in a suburban office park, (ii) acquired two individual office buildings, (iii) acquired an individual office building, (iv) acquired an office building adjacent to one of the Company's office parks, (v) acquired two office buildings and 2.4 acres of unimproved land and (vi) acquired an individual office building. These six individual transactions (collectively referred to as the "1997 Acquisitions") were with separate, unrelated sellers. The following is a brief description of the 1997 Acquisitions:

      (1) On May 15, 1997, the Company acquired three office buildings, containing approximately 134,000 net rentable square feet, and 5.26 acres of unimproved land located in Greenville, South Carolina. The properties were acquired for approximately $14.1 million, which was available from the Company's existing cash balance.

      (2) On June 4, 1997, the Company acquired two office buildings, containing approximately 214,100 net rentable square feet, located in San Antonio, Texas. The properties were acquired for approximately $15.6 million, which was available from the Company's existing cash balance.

      (3) On June 18, 1997, the Company acquired an office building, containing approximately 23,000 net rentable square feet, located in Jacksonville, Florida. The property was acquired for approximately $3.3 million, which was available from the Company's existing cash balance.

      (4) On August 4, 1997, the Company acquired an office building, containing approximately 80,500 net rentable square feet, located in Tallahassee, Florida. This office building is adjacent to the Company's Tallahassee Capital Circle Center. The property was acquired for approximately $9.6 million, which was made available primarily from drawing $8.0 million on the Company's secured revolving credit facility.

      (5) On September 23, 1997, the Company acquired two office buildings, containing approximately 46,400 net rentable square feet, and 2.4 acres of unimproved land located in El Paso, Texas. The properties were acquired for approximately $3.3 million, which was available from the Company's existing cash balance.

      (6) On October 1, 1997, the Company acquired an office building, containing approximately 154,100 net rentable square feet, located in Atlanta, Georgia. The property was acquired for approximately $21.3 million, which was made available primarily from drawing $18.0 million on the Company's secured revolving credit facility.

      Each of the 1997 Acquisitions was pursuant to individual agreements for the sale and purchase of each property between each selling entity and the Company. The Company considered various factors in determining the price to be paid for each of the 1997 Acquisitions. Factors considered include nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flow, occupancy rates, current operating costs on the properties and anticipated changes therein under Company ownership, the physical condition and location of the properties, need for capital improvements, the anticipated effect on the Company's financial results, and other factors. The Company takes into consideration capitalization rates at which it believes other comparable office buildings have recently sold. However, the Company determines the price it is willing to pay primarily on the factors discussed above relating to the properties themselves and their fit with the Company's existing operations.

No separate independent appraisals were obtained in connection with the 1997 Acquisitions. The Company, after investigation of the 1997 Acquisitions, is not aware of any material factors, other than those discussed above, that would cause the financial information reported not to be necessarily indicative of future operating results.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

      (a)   Financial Statements of Real Estate Acquired.

      The Statements of Revenues and Certain Expenses included in this report encompass the following:

      - Audited Statement of Revenues and Certain Expenses of Greenville Park Central for the year ended December 31, 1996.

      - Audited Statement of Revenues and Certain Expenses of the Atrium Building and the Pacific Plaza Building for the year ended December 31, 1996.

      - Audited Statement of Revenues and Certain Expenses of the Ideon Building for the year ended December 31, 1996.

      - Audited Statement of Revenues and Certain Expenses of the Alexander Building for the year ended December 31, 1996.

      - Audited Statement of Revenues and Certain Expenses of Coventry Park West Buildings A and B for the year ended December 31, 1996.

      - Audited Statement of Revenues and Certain Expenses of the Lincoln Parkway Building for the year ended December 31, 1996.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Koger Equity, Inc.
Jacksonville, Florida


We have audited the accompanying statement of revenues and certain expenses of the properties known as Greenville Park Central for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Koger Equity, Inc. as a result of the acquisition of these properties). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired properties are excluded and the statement is not intended to be a complete presentation of the acquired properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Greenville Park Central for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Jacksonville, Florida
November 6, 1997

              GREENVILLE PARK CENTRAL - GREENVILLE, SOUTH CAROLINA
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996


REVENUES:
   Rental income                                        $1,960,943
   Recoverable expenses                                      2,657
   Other income                                              6,775
                                                        ----------
       Total revenues                                    1,970,375
                                                        ----------
CERTAIN EXPENSES:
   Property operating                                      567,514
   Real estate taxes                                       151,180
   Management costs and fees                                85,692
                                                        ----------
       Total certain expenses                              804,386
                                                        ----------

REVENUES IN EXCESS OF CERTAIN EXPENSES                  $1,165,989
                                                        ==========

See notes to statement of revenues and certain expenses.

              GREENVILLE PARK CENTRAL - GREENVILLE, SOUTH CAROLINA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Greenville Park Central, an office park located in Greenville, South Carolina, was acquired by Koger Equity, Inc. on May 15, 1997. The statement of revenues and certain expenses includes information related to the operations of Park Central for the period from January 1, 1996 through December 31, 1996 as recorded by the office building's previous owner, Financial Enterprises III, a Virginia limited liability company.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

     MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RENTAL INCOME - Rental income is recognized on a straight-line basis over the terms of the related leases.

     PROPERTY OPERATING EXPENSES - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning and other administrative expenses.

     MANAGEMENT COSTS AND FEES - The property was managed by the previous owner and the amount recorded represents its direct personnel and other costs for managing the office buildings.

2.   OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Certain of the leases in force at December 31, 1996 included early termination provisions. Future minimum rentals under all operating leases (including those with early termination provisions) of business tenants as of December 31, 1996 are approximately as follows:

     YEAR ENDING DECEMBER 31,                           AMOUNT
     ------------------------                         ----------
         1997                                         $1,974,144
         1998                                          1,829,013
         1999                                          1,521,071
         2000                                          1,121,185
         2001                                            700,565
         Thereafter                                      802,364
                                                      ----------
              Total                                   $7,948,342
                                                      ==========

For the year ended December 31, 1996, one tenant, Industria, Inc., contributed more than ten percent of rental revenues.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Koger Equity, Inc.
Jacksonville, Florida

We have audited the accompanying statement of revenues and certain expenses of the properties known as the Atrium Building and the Pacific Plaza Building for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Koger Equity, Inc. as a result of the acquisition of these properties). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired properties are excluded and the statement is not intended to be a complete presentation of the acquired properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Atrium Building and the Pacific Plaza Building for the year ended December 31, 1996 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
Jacksonville, Florida
November 6, 1997

         ATRIUM BUILDING AND PACIFIC PLAZA BUILDING - SAN ANTONIO, TEXAS
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996


REVENUES:
   Rental income                                          $2,191,678
   Recoverable expenses                                       73,331
   Other income                                               16,136
                                                          ----------
       Total revenues                                      2,281,145
                                                          ----------

CERTAIN EXPENSES:
   Property operating                                        649,839
   Real estate taxes                                         204,078
   Management costs and fees                                 190,032
                                                          ----------
       Total certain expenses                              1,043,949
                                                          ----------

REVENUES IN EXCESS OF CERTAIN EXPENSES                    $1,237,196
                                                          ==========

See notes to statement of revenues and certain expenses.

         ATRIUM BUILDING AND PACIFIC PLAZA BUILDING - SAN ANTONIO, TEXAS
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Atrium Building and Pacific Plaza Building, office buildings located in San Antonio, Texas, were acquired by Koger Equity, Inc. on June 4, 1997. The statement of revenues and certain expenses includes information related to the operations of the Atrium Building and the Pacific Plaza Building for the period from January 1, 1996 through December 31, 1996 as recorded by the office buildings' previous affiliated owners, Westoak Properties, a California general partnership, and Southwest Properties, a California general partnership, respectively.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

     MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RENTAL INCOME - Rental income is recognized on a straight-line basis over the terms of the related leases.

     PROPERTY OPERATING EXPENSES - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning and other administrative expenses.

     MANAGEMENT COSTS AND FEES - The property was managed by an affiliate of the previous owners for a property management fee of 4% of rental and other revenues plus reimbursement of personnel and other costs related to management of the office buildings.

2.   OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Certain of the leases in force at December 31, 1996 included early termination provisions. Future minimum rentals under all operating leases (including those with early termination provisions) of business tenants as of December 31, 1996 are approximately as follows:

     YEAR ENDING DECEMBER 31,                             AMOUNT
     ------------------------                           ----------
              1997                                      $2,410,475
              1998                                       1,836,744
              1999                                       1,161,293
              2000                                         682,711
              2001                                         343,996
              Thereafter                                   449,781
                                                        ----------
                  Total                                 $6,885,000
                                                        ==========

For the year ended December 31, 1996, one tenant, North American Intelecom, contributed more than ten percent of rental revenues.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Koger Equity, Inc.
Jacksonville, Florida

We have audited the accompanying statement of revenues and certain expenses of the property known as the Ideon Building for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Koger Equity, Inc. as a result of the acquisition of this property). Material amounts, described in Note 1 to the statement of revenues, that would not be comparable to those resulting from future operations of the acquired property are excluded and the statement is not intended to be a complete presentation of the acquired property's revenues.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Ideon Building for the year ended December 31, 1996 in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP
Jacksonville, Florida
November 6, 1997

                     IDEON BUILDING - JACKSONVILLE, FLORIDA
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996


REVENUES:
   Rental income                                           $352,788
                                                           --------

CERTAIN EXPENSES:
   Property operating                                             0
   Real estate taxes                                              0
   Management fees                                                0
                                                           --------
       Total certain expenses                                     0
                                                           --------

REVENUES IN EXCESS OF CERTAIN EXPENSES                     $352,788
                                                           ========

See notes to statement of revenues and certain expenses.

                     IDEON BUILDING - JACKSONVILLE, FLORIDA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996

1.     BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Ideon Building, an office building located in Jacksonville, Florida, was acquired by Koger Equity, Inc. on June 18, 1997. The statement of revenues and certain expenses includes information related to the operations of the Ideon Building for the period from January 1, 1996 through December 31, 1996 as recorded by the office building's previous owner, Centurion Parkway Partners, Ltd.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

     MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues during the reporting period. Actual results could differ from those estimates.

     RENTAL INCOME - Rental income is recognized on a straight-line basis over the terms of the related lease.

     PROPERTY OPERATING AND MANAGEMENT EXPENSES AND REAL ESTATE TAXES - All property operating and management expenses and real estate taxes are paid directly by the lessee and are, therefore, not included in the accompanying financial statement.

2.   OPERATING LEASE

     Operating revenue is principally obtained from business tenant rentals under an operating lease. Future minimum rentals under the operating lease of the business tenant as of December 31, 1996 are approximately as follows:

     YEAR ENDING DECEMBER 31,                        AMOUNT
     ------------------------                      ----------
             1997                                  $  366,900
             1998                                     380,944
             1999                                     392,372
             2000                                     404,143
             2001                                     416,268
             Thereafter                               357,297
                                                   ----------
                 Total                             $2,317,924
                                                   ==========

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Koger Equity, Inc.
Jacksonville, Florida

We have audited the accompanying statement of revenues and certain expenses of the property known as the Alexander Building for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Koger Equity, Inc. as a result of the acquisition of this property). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired property are excluded and the statement is not intended to be a complete presentation of the acquired property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Alexander Building for the year ended December 31, 1996 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
Jacksonville, Florida
November 6, 1997

                    ALEXANDER BUILDING - TALLAHASSEE, FLORIDA
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



REVENUES:
   Rental income                                         $1,420,505
                                                         ----------
     Total revenues                                       1,420,505
                                                         ----------

CERTAIN EXPENSES:
   Property operating                                       263,672
   Real estate taxes                                        123,971
   Management costs and fees                                 71,517
                                                         ----------
     Total certain expenses                                 459,160
                                                         ----------

REVENUES IN EXCESS OF CERTAIN EXPENSES                   $  961,345
                                                         ==========

See notes to statement of revenues and certain expenses.

                    ALEXANDER BUILDING - TALLAHASSEE, FLORIDA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Alexander Building, an office building located in Tallahassee, Florida, was acquired by Koger Equity, Inc. on August 4, 1997. The statement of revenues and certain expenses includes information related to the operations of The Alexander Building for the period from January 1, 1996 through December 31, 1996 as recorded by the office building's previous owner, The Alexander Group, Inc.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

     MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RENTAL INCOME - Rental income is recognized on a straight-line basis over the terms of the related leases.

     PROPERTY OPERATING EXPENSES - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning and other administrative expenses.

     MANAGEMENT COSTS AND FEES - The property was managed by SouthGroup Management, Inc. for a property management fee of 5% of rental revenue.

2.   OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Certain of the leases in force at December 31, 1996 included early termination provisions. Future minimum rentals under all operating leases (including those with early termination provisions) of business tenants as of December 31, 1996 are approximately as follows:

     YEAR ENDING DECEMBER 31,                      AMOUNT
     ------------------------                    ----------
               1997                              $1,441,883
               1998                               1,463,278
               1999                               1,484,673
               2000                               1,497,632
               2001                                 782,391
                                                 ----------
                   Total                         $6,669,857
                                                 ==========

For the year ended December 31, 1996, all of the rental revenues of this building were from three leases with a department of the State of Florida.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Koger Equity, Inc.
Jacksonville, Florida

We have audited the accompanying statement of revenues and certain expenses of the properties known as Coventry Park West Buildings A and B for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Koger Equity, Inc. as a result of the acquisition of these properties). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired properties are excluded and the statement is not intended to be a complete presentation of the acquired properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Coventry Park West Buildings A and B for the year ended December 31, 1996 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
Jacksonville, Florida
November 6, 1997

              COVENTRY PARK WEST BUILDINGS A AND B - EL PASO, TEXAS
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



REVENUES:
   Rental income                                    $631,971
   Recoverable expenses                               19,815
                                                    --------
     Total revenues                                  651,786
                                                    --------

CERTAIN EXPENSES:
   Property operating                                263,319
   Real estate taxes                                  66,678
   Management costs and fees                          33,624
                                                    --------
     Total certain expenses                          363,621
                                                    --------

REVENUES IN EXCESS OF CERTAIN EXPENSES              $288,165
                                                    ========

See notes to statement of revenues and certain expenses.

              COVENTRY PARK WEST BUILDINGS A AND B - EL PASO, TEXAS
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Coventry Park West Buildings A and B, office buildings located in El Paso, Texas, were acquired by Koger Equity, Inc. on September 23, 1997. The statement of revenues and certain expenses includes information related to the operations of Coventry Park West Buildings A and B for the period from January 1, 1996 through December 31, 1996 as recorded by the office buildings' previous owner, CK Properties, L.C.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

     MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RENTAL INCOME - Rental income is recognized on a straight-line basis over the terms of the related leases.

     PROPERTY OPERATING EXPENSES - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning and other administrative expenses.

     MANAGEMENT COSTS AND FEES - The properties were managed by Leavell & Roberts, Inc. for a property management fee of 5% of rental revenues plus reimbursement of other costs related to management of the office buildings.

2.   OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Certain of the leases in force at December 31, 1996 included early termination provisions. Future minimum rentals under all operating leases (including those with early termination provisions) of business tenants as of December 31, 1996 are approximately as follows:

   YEAR ENDING DECEMBER 31,                           AMOUNT
   ------------------------                         ----------
             1997                                   $  726,883
             1998                                      623,621
             1999                                      282,709
             2000                                      220,329
             2001                                      212,985
           Thereafter                                   49,661
                                                    ----------
                Total                               $2,116,188
                                                    ==========

For the year ended December 31, 1996, two tenants, Hunt Building Corporation and Southwestern Bell Yellow Pages, each contributed more than ten percent of rental revenues.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Koger Equity, Inc.
Jacksonville, Florida

We have audited the accompanying statement of revenues and certain expenses of the property known as the Lincoln Parkway Building for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Koger Equity, Inc. as a result of the acquisition of this property). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired property are excluded and the statement is not intended to be a complete presentation of the acquired property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Lincoln Parkway Building for the year ended December 31, 1996 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
Jacksonville, Florida
November 6, 1997

                   LINCOLN PARKWAY BUILDING - ATLANTA, GEORGIA
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996


REVENUES:
   Rental income                                $2,679,852
   Recoverable expenses                            285,524
   Other income                                    213,591
                                                ----------
     Total revenues                              3,178,967
                                                ----------

CERTAIN EXPENSES:
   Property operating                              826,009
   Real estate taxes                               277,465
   Management costs and fees                       238,613
                                                ----------
     Total certain expenses                      1,342,087
                                                ----------

REVENUES IN EXCESS OF CERTAIN EXPENSES          $1,836,880
                                                ==========

See notes to statement of revenues and certain expenses.

                   LINCOLN PARKWAY BUILDING - ATLANTA, GEORGIA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Lincoln Parkway Building, an office building located in Atlanta, Georgia, was acquired by Koger Equity, Inc. on October 1, 1997. The statement of revenues and certain expenses includes information related to the operations of the Lincoln Parkway Building for the period from January 1, 1996 through December 31, 1996 as recorded by the office building's previous owner, California Public Employees' Retirement System.

    The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

    MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RENTAL INCOME - Rental income is recognized on a straight-line basis over the terms of the related leases.

    PROPERTY OPERATING EXPENSES - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning and other administrative expenses.

    MANAGEMENT COSTS AND FEES - The property was managed by La Salle Partners for a property management fee of 2.5% of rental revenues plus reimbursement of personnel and other costs related to management of the office building .

2.  OPERATING LEASES

    Operating revenue is principally obtained from business tenant rentals under operating leases. Certain of the leases in force at December 31, 1996 included early termination provisions. Future minimum rentals under all operating leases (including those with early termination provisions) of business tenants as of December 31, 1996 are approximately as follows:

    YEAR ENDING DECEMBER 31,                           AMOUNT
    ------------------------                         ----------
           1997                                      $2,721,892
           1998                                       2,348,307
           1999                                         904,645
           2000                                         561,723
           2001                                          30,336
           Thereafter                                     7,499
                                                     ----------
               Total                                 $6,574,402
                                                     ==========

During the year ended December 31, 1996, two tenants, Hanover Insurance and Ford Motor Company, each contributed more than ten percent of rental revenues.

(b)  Pro Forma Financial Statements.

     The following unaudited pro forma financial statements set forth (i) the pro forma balance sheet as of September 30, 1997, as if the acquisition of an office building occurred on September 30, 1997, and (ii) the pro forma statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997, as if the 1997 Acquisitions occurred on January 1, 1996. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

     The following unaudited pro forma financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the 1997 Acquisitions occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including changes in the amounts of rents received and rental expenses paid in connection with operating the office buildings acquired and changes in the interest rates assumed on the Company's secured revolving credit facility.

                               KOGER EQUITY, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                             HISTORICAL        PRO FORMA             PRO FORMA
                                                              9/30/97         ADJUSTMENTS             9/30/97
                                                             ----------       -----------            ----------
ASSETS
Operating properties:
      Real estate                                             $639,595           $21,172  (a)         $660,767
      Furniture and equipment                                    2,042                99  (a)            2,141
      Accumulated depreciation                                 (98,395)                                (98,395)
                                                              --------           -------              --------
         Operating properties - net                            543,242            21,271               564,513
Properties under construction                                   17,200                                  17,200
Undeveloped land held for investment                            15,327                                  15,327
Undeveloped land held for sale                                   1,512                                   1,512
Cash and temporary investments                                   9,293            (2,915) (a)            6,378
Accounts receivable, net                                         4,961                                   4,961
Investment in Koger Realty Services, Inc.                          384                                     384
Cost in excess of fair value of net assets acquired - net        1,912                                   1,912
Other assets                                                    11,488              (286) (a)           11,202
                                                              --------           -------              --------
      TOTAL ASSETS                                            $605,319           $18,070              $623,389
                                                              ========           =======              ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Mortgages and loans payable                                 $202,091           $18,000  (a)         $220,091
  Accounts payable                                               3,011                                   3,011
  Accrued real estate taxes payable                              6,859                56  (a)            6,915
  Accrued liabilities - other                                    5,025                                   5,025
  Dividends payable                                              3,283                                   3,283
  Advance rents and security deposits                            4,526                14  (a)            4,540
                                                              --------           -------              --------
      Total Liabilities                                        224,795            18,070               242,865
                                                              --------           -------              --------

Shareholders' Equity
  Common stock                                                     249                                     249
  Capital in excess of par value                               374,988                                 374,988
  Retained earnings                                             33,745                                  33,745
  Treasury stock, at cost                                      (28,458)                                (28,458)
                                                              --------           -------              --------
      Total Shareholders' Equity                               380,524                                 380,524
                                                              --------           -------              --------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $605,319           $18,070              $623,389
                                                              ========           =======              ========

See accompanying notes to unaudited pro forma financial statements.

                               KOGER EQUITY, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                 HISTORICAL         PRO FORMA             PRO FORMA
                                                   1996            ADJUSTMENTS              1996
                                                 ----------        -----------            ---------
REVENUES
  Rental and other rental services                $ 98,805          $  9,856   (a)         $108,661
  Management fees                                    2,682                                    2,682
  Interest                                           1,951            (1,225)  (b)              726
  Income from Koger Realty Services, Inc.              342                                      342
  Gain on TKPL note to Southeast                       292                                      292
                                                  --------          --------               --------
      Total revenues                               104,072             8,631                112,703
                                                  --------          --------               --------

EXPENSES
  Property operations                               41,597             3,632   (a)           45,229
  Depreciation and amortization                     21,127             1,827   (c)           22,954
  Mortgage and loan interest                        18,701             3,138   (d)           21,839
  General and administrative                         6,623                                    6,623
  Direct cost of management fees                     1,884                                    1,884
  Undeveloped land costs                               517                12   (e)              529
  Litigation costs                                     424                                      424
  Loss on sale or disposition of assets                497                                      497
                                                  --------          --------               --------
      Total expenses                                91,370             8,609                 99,979
                                                  --------          --------               --------

INCOME BEFORE INCOME TAXES                          12,702                22                 12,724
Income taxes                                           815                                      815
                                                  --------          --------               --------
INCOME BEFORE EXTRAORDINARY ITEM                  $ 11,887          $     22               $ 11,909
                                                  ========          ========               -=======

EARNINGS PER COMMON SHARE AND
  COMMON EQUIVALENT SHARE BEFORE
  EXTRAORDINARY ITEM:
  Primary                                         $   0.61                                 $   0.61
                                                  ========                                 ========
  Fully Diluted                                   $   0.61                                 $   0.61
                                                  ========                                 ========

WEIGHTED AVERAGE COMMON SHARES AND
  COMMON EQUIVALENT SHARES OUTSTANDING:
  Primary                                           19,500                                   19,500
                                                  ========                                 ========
  Fully Diluted                                     19,576                                   19,576
                                                  ========                                 ========

See accompanying notes to unaudited pro forma financial statements.

                               KOGER EQUITY, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (IN THOUSANDS)


                                                   HISTORICAL        PRO FORMA           PRO FORMA
                                                    9/30/97         ADJUSTMENTS           9/30/97
                                                   ----------       -----------          ---------
REVENUES
  Rental and other rental services                   $80,250         $5,446  (a)          $85,696
  Management fees                                      2,209                                2,209
  Interest                                             1,084           (727) (b)              357
  Income from Koger Realty Services, Inc.                489                                  489
  Reduction in gain on TKPL note to Southeast             (9)                                  (9)
                                                     -------         ------               -------
      Total revenues                                  84,023          4,719                88,742
                                                     -------         ------               -------

EXPENSES
  Property operations                                 32,824          2,147  (a)           34,971
  Depreciation and amortization                       17,238            897  (c)           18,135
  Mortgage and loan interest                          12,264          1,729  (d)           13,993
  General and administrative                           4,256                                4,256
  Direct cost of management fees                       1,553                                1,553
  Undeveloped land costs                                 341              6  (e)              347
  Loss on early retirement of debt                       144                                  144
  Provision for loss on land held for sale              (379)                                (379)
                                                     -------         ------               -------
      Total expenses                                  68,241          4,779                73,020
                                                     -------         ------               -------

INCOME BEFORE GAIN ON SALE OR
  DISPOSITION OF ASSETS                               15,782            (60)               15,722
Gain on sale or disposition of assets                  2,057                                2,057
                                                     -------         ------               -------
INCOME BEFORE INCOME TAXES                            17,839            (60)               17,779
Income taxes                                             189                                  189
                                                     -------         ------               -------
NET INCOME                                           $17,650         $  (60)              $17,590
                                                     =======         ======               =======

EARNINGS PER COMMON SHARE AND
  COMMON EQUIVALENT SHARE:
  Primary                                            $  0.79                              $  0.79
                                                     =======                              =======
  Fully Diluted                                      $  0.79                              $  0.79
                                                     =======                              =======

WEIGHTED AVERAGE COMMON SHARES AND
  COMMON EQUIVALENT SHARES OUTSTANDING:
  Primary                                             22,251                               22,251
                                                     =======                              =======
  Fully Diluted                                       22,319                               22,319
                                                     =======                              =======

See accompanying notes to unaudited pro forma financial statements.

                               KOGER EQUITY, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION

      During the period from May 15, 1997 through October 1, 1997, the Company consummated the 1997 Acquisitions. These acquisitions were funded from working capital and by drawing $26 million under the Company's secured revolving credit facility. It is the intent of the Company's management to operate the ten office buildings acquired in a manner similar to the Company's existing office building portfolio. It is currently management's intent that the undeveloped land acquired, pursuant to these acquisitions, will be held as an investment for future development.

2.    UNAUDITED PRO FORMA BALANCE SHEET

      The unaudited pro forma balance sheet as of September 30, 1997 is based on the historical balance sheet for the Company presented in the Quarterly Report on Form 10-Q for the period ended September 30, 1997. The unaudited pro forma balance sheet includes adjustments assuming the acquisition of an office building occurred as of September 30, 1997. Significant pro forma adjustments in the unaudited pro forma balance sheet include the following:

      (a) The Company acquired an office building in Atlanta, Georgia for $21,172,000 and related furniture and equipment which totaled $99,000. This purchase was partially funded with an $18,000,000 draw on the Company's secured revolving credit facility.

3. UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996

      The unaudited pro forma statement of operations for the year ended December 31, 1996 is based on the historical statement of operations for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 1996. The unaudited pro forma statement of operations includes adjustments assuming that the 1997 Acquisitions occurred as of January 1, 1996. Significant pro forma adjustments in the unaudited pro forma statement of operations include the following:

      (a) Adjustment required for the historical rental revenues and operating expenses for the ten office buildings acquired. Operating expenses do not include historical management costs and fees for those office buildings which the Company plans to manage with existing staff.

      (b) Adjustment required to reduce interest revenues based upon assumption that $25,000,000 of cash would have been used to purchase the 1997 Acquisitions on January 1, 1996. The average interest rate on temporary cash investments was estimated to be 4.9 percent.

      (c) Adjustment required to reflect depreciation ($1,472,000) on the office buildings and furniture and equipment acquired, based on the total cost of the 1997 Acquisitions. The Company uses the straight-line method for depreciation and amortization using an estimated life of 39 years for buildings and five to seven years for furniture and equipment. Also, an adjustment required to reflect amortization expense ($355,000) related to deferred financing costs for the secured revolving credit facility.

      (d) Adjustment required to reflect interest expense related to the assumed amount drawn on the secured revolving credit facility ($42,111,000) to fund the 1997 Acquisitions. The estimated average interest rate on the secured revolving credit facility was 7.45 percent.

      (e) Adjustment required to reflect real estate taxes on the two parcels of unimproved land purchased as part of the 1997 Acquisitions.

4. UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

      The unaudited pro forma statement of operations for the nine months ended September 30, 1997 is based on the historical statement of operations for the Company presented in the Quarterly Report on Form 10-Q for the period ended September 30, 1997. The unaudited pro forma statement of operations includes adjustments assuming that the 1997 Acquisitions occurred as of January 1, 1996. Significant pro forma adjustments in the unaudited pro forma statement of operations for the nine months ended September 30, 1997 include the following:

      (a) Adjustment required for the rental revenues and operating expenses for the ten office buildings for the period prior to their acquisition. These amounts were estimated based on historical information available for portions of these periods. Operating expenses do not include management costs and fees for those office buildings which the Company plans to manage with existing staff.

      (b) Adjustment required to reduce interest revenues based upon assumption that $35,000,000 of cash would have been used to purchase the 1997 Acquisitions on January 1, 1996. The average interest rate on temporary cash investments was estimated to be 5.0 percent.

      (c) Adjustment required to reflect depreciation ($799,000) on the office buildings and furniture and equipment acquired, based on the total cost of the assets acquired. The Company uses the straight-line method for depreciation and amortization using an estimated life of 39 years for buildings and five to seven years for furniture and equipment. Also, an adjustment required to reflect additional amortization expense ($98,000) related to deferred financing costs for the secured revolving credit facility.

      (d) Adjustment required to reflect additional interest expense related to the assumed amount drawn on the secured revolving credit facility ($32,111,000) to fund the 1997 Acquisitions. The estimated average interest rate on the secured revolving credit facility was 7.60 percent.

      (e) Adjustment required to reflect real estate taxes on the two parcels of unimproved land acquired as part of the 1997 Acquisitions for the period prior to acquisition.

                               KOGER EQUITY, INC.
           UNAUDITED STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
            AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS OF
     KOGER EQUITY, INC. FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


REVENUES
  Rental and other rental services                            $108,960
  Management fees                                                2,682
  Interest                                                         726
  Dividends received from Koger Realty Services, Inc.              490
  Gain on TKPL note to Southeast                                   292
                                                             ---------
      Total revenues                                           113,150
                                                             ---------

EXPENSES
  Property operations                                           44,938
  Depreciation and amortization                                 19,027
  Mortgage and loan interest                                    21,839
  General and administrative                                     6,190
  Direct cost of management fees                                 1,813
  Other                                                            953
  Compensation - exercise of stock options                         742
                                                             ---------
      Total expenses                                            95,502
                                                             ---------
Estimated Taxable Operating Income                              17,648
Add Back: Depreciation and Amortization                         19,027
                                                             ---------
Estimated Cash To Be Made Available By Operations            $  36,675
                                                             =========

Note 1: This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of the Company for the twelve month period ended December 31, 1996 assuming that the 1997 Acquisitions occurred on the first day of the twelve month period. However, this statement does not purport to reflect actual results for any period.

Note 2: Tax depreciation was determined based upon the actual tax depreciation for the Company's existing portfolio and based upon the assumption that the 1997 Acquisitions occurred on the first day of the twelve month period.

(c)    Exhibits.

      Exhibit Number          Description
      --------------          -----------
            23                Consent of Deloitte and Touche LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           KOGER EQUITY, INC.



Dated: November 18, 1997                   By:        JAMES L. STEPHENS
                                               --------------------------------
                                                      James L. Stephens
                                           Title:     Vice President and
                                                   Chief Accounting Officer